                                                                 EXHIBIT 99.3

                   BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
                     SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                       SERIES 1997-1, INVESTOR NUMBER 19972001
                     AGGREGATE PAYMENT AMOUNTS FOR CALENDAR YEAR
                      JANUARY 1, 1997 THROUGH DECEMBER 31, 1997

PRINCIPAL DISTRIBUTIONS:                      CLASS A-1           CLASS A-2      CLASS A-3      CLASS A-4      CLASS A-5
                                             -------------        ---------      ---------      ---------      ---------
Scheduled Principal Reduction                 2,149,127.39           0.00           0.00           0.00           0.00
Partial Principal Prepayments                   719,403.17           0.00           0.00           0.00           0.00
Principal Prepayments In Full                 6,259,300.90           0.00           0.00           0.00           0.00
Contract Liquidations                         1,379,302.44           0.00           0.00           0.00           0.00
Contract Repurchases                             83,033.15           0.00           0.00           0.00           0.00
Previously Undistributed Shortfalls                   0.00           0.00           0.00           0.00           0.00
                                             -------------        ---------      ---------      ---------      ---------
TOTAL PRINCIPAL DISTRIBUTION                 10,590,167.05           0.00           0.00           0.00           0.00
                                             -------------        ---------      ---------      ---------      ---------
                                             -------------        ---------      ---------      ---------      ---------

PRINCIPAL DISTRIBUTIONS:                       CLASS A-6          CLASS A-7      CLASS A-8      CLASS A-9       CLASS M
                                             -------------        ---------      ---------      ---------      ---------
Scheduled Principal Reduction                         0.00           0.00           0.00           0.00           0.00
Partial Principal Prepayments                         0.00           0.00           0.00           0.00           0.00
Principal Prepayments In Full                         0.00           0.00           0.00           0.00           0.00
Contract Liquidations                                 0.00           0.00           0.00           0.00           0.00
Contract Repurchases                                  0.00           0.00           0.00           0.00           0.00
Previously Undistributed Shortfalls                   0.00           0.00           0.00           0.00           0.00
                                             -------------        ---------      ---------      ---------      ---------
TOTAL PRINCIPAL DISTRIBUTION                          0.00           0.00           0.00           0.00           0.00
                                             -------------        ---------      ---------      ---------      ---------
                                             -------------        ---------      ---------      ---------      ---------

PRINCIPAL DISTRIBUTIONS:                           CLASS B-1      CLASS B-2
                                                   ---------      ---------
Scheduled Principal Reduction                         0.00           0.00
Partial Principal Prepayments                         0.00           0.00
Principal Prepayments In Full                         0.00           0.00
Contract Liquidations                                 0.00           0.00
Contract Repurchases                                  0.00           0.00
Previously Undistributed Shortfalls                   0.00           0.00
                                                   ---------      ---------
TOTAL PRINCIPAL DISTRIBUTION                          0.00           0.00
                                                   ---------      ---------
                                                   ---------      ---------

INTEREST DISTRIBUTIONS:                        CLASS A-1       CLASS A-2      CLASS A-3      CLASS A-4      CLASS A-5
                                             -------------     ---------      ---------      ---------      ---------
Interest Distribution Amount                    633,524.09     541,380.00     621,150.00     913,762.50     447,947.52
                                             -------------     ----------     ----------     ----------     ----------
                                             -------------     ----------     ----------     ----------     ----------

                                                CLASS A-6      CLASS A-7      CLASS A-8      CLASS A-9        CLASS M
                                             -------------   ------------     ----------     ----------     ----------
Interest Distribution Amount                    491,350.02   1,292,970.00     874,249.98     966,140.88     757,180.02
                                             -------------   ------------     ----------     ----------     ----------
                                             -------------   ------------     ----------     ----------     ----------

                                                CLASS B-1      CLASS B-2
                                                ----------     ----------
Interest Distribution Amount                    545,484.00     302,620.62
                                                ----------     ----------
                                                ----------     ----------

                   BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
                     SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                    SERIES 1997-1


                               AS OF DECEMBER 31, 1997

                                               CLASS A-1      CLASS A-2      CLASS A-3      CLASS A-4
                                             -------------  -------------  -------------  -------------
1997 Distribution Allocable to Principal     10,590,167.05           0.00           0.00           0.00
1997 Distribution Allocable to Interest         633,524.09     541,380.00     621,150.00     913,762.50
12/31/97 Remaining Principal Balance         14,909,832.95  18,000,000.00  20,500,000.00  29,500,000.00

                                               CLASS A-5      CLASS A-7      CLASS A-8      CLASS A-9
                                             -------------  -------------  -------------  -------------
1997 Distribution Allocable to Principal              0.00           0.00           0.00           0.00
1997 Distribution Allocable to Interest         447,947.52   1,292,970.00     874,249.98     966,140.88
12/31/97 Remaining Principal Balance         14,300,000.00  39,300,000.00  26,000,000.00  27,545,000.00

                                               CLASS A-6        CLASS M      CLASS B-1      CLASS B-2
                                             -------------  -------------  -------------  -------------
1997 Distribution Allocable to Principal              0.00           0.00           0.00           0.00
1997 Distribution Allocable to Interest         491,350.02     757,180.02     545,484.00     302,620.62
12/31/97 Remaining Principal Balance         15,500,000.00  22,270,000.00  15,720,000.00   7,860,275.30

NUMBER AND AGGREGATE REMAINING PRINCIPAL BALANCE OF CONTRACTS WITH PAYMENTS
DELINQUENTS:

        DAYS DELINQUENT       NUMBER      AGGREGATE REMAINING PRINCIPAL BALANCE
        ---------------       ------      -------------------------------------
              31-59             143                   4,048,262.89
              60-89              36                   1,132,877.51
            90 or more           35                   1,084,826.02

Aggregate Amount of Servicing Fees and Expenses Payable
out of the Trust for 1997:                                              1,289,671.66

The number of Contracts that were repurchased or replaced during 1997:             3

1997 Aggregate Principal Balance of All Contracts
repossessed or foreclosed upon:                                         3,569,364.94

The balance on the Reserve Account as of 12/31/97:                              0.00

1997 Cumulative Realized Lossess:                                         724,523.13

The amount of any outstanding Monthly Advance Amount as of 12/31/97:            0.00

1997 amounts deposited to Reserve Account:                                      0.00

The pool scheduled principal balance, expressed as a
percentage of the Cut-Off Date pool principal balance:                    96.7176089%

The number of Manufactured Homes Currently held by the
Servicer due to Repossessions                                                     66
and the aggregate principal balance of the related
defaulted Contracts:                                                    2,147,888.84